MERRILL LYNCH
                                                              GLOBAL
                                                              RESOURCES
                                                              TRUST

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              January 31, 1998

                      MERRILL LYNCH GLOBAL RESOURCES TRUST

DEAR SHAREHOLDER

Merrill Lynch Global Resources Trust faced a difficult investment environment during the three-month period ended January 31, 1998. The Trust had been invested under the assumption that the economic outlook during 1997 would provide a positive environment for investments in natural resources. This expectation was based on increased commodity demand arising from continued moderate global economic growth led by strong business activity in the United States. We believed the combination of moderate global economic growth and continued modest inflationary pressures would support a continuation of the economic cycle, with positive implications for basic materials demand.

The collapse of Asian currencies during the second half of 1997, and consequent deterioration of financial conditions, played havoc with the investment thesis on which the Trust's portfolio was structured. Growth estimates for Asian economies were sharply reduced, with economic contraction in 1998 now possible for several nations in the region. Investors increasingly focused on the potential for commodity price deflation, and speculation shifted to the impact the Asian debacle could have on Western economies. Trust returns suffered during November and December as lower demand forecasts and declining commodity prices led to earnings estimate reductions across a broad spectrum of natural resource companies.

The significant investment of Trust assets in gold shares continued to hurt performance, especially during November. Gold shares continued to fall on concerns regarding the ramifications of the potential sale of gold reserves by the Swiss central bank, exacerbated by fears of declining gold demand caused by the economic collapse in Southeast Asia. The price of gold reached lows not seen in nearly 18 years as deflationary fears became more prominent in economic forecasts and inflation reports came in at or below estimates. The failure of gold to perform as a safe haven in a time of currency crisis may undermine the premium multiples that have traditionally been awarded to the shares of gold mining stocks.

The Trust's largest investment representation continued to be in the energy sector, with particular emphasis on exploration and production companies. The shares of independent oil companies initially appreciated on rising natural gas prices and as merger activity ignited takeover fever in several names in the group. However, gains in the sector were short-lived as energy prices fell in response to the combined impact of politics and weather. In November, the Organization of Petroleum Exporting Countries (OPEC) raised quota levels for the first time in four years. Since OPEC had already been producing well above its quota, the incremental barrels added to the market were marginal. However, the quota increase coincided with the slowdown in Asian consumption and with the emergence of mild weather conditions arising from the El Nino climatic phenomenon. Increased oil production and the declining growth rate of demand, coupled with ample worldwide inventories, drove oil prices down to their lowest levels in over four years. Oil service companies' share prices were particularly strong early in November, as pricing for oil services continued to escalate and as early announcements of oil company capital spending plans continued to show double-digit gains in service spending. Given the strong appreciation of the oil service sector during 1997, we took profits in some holdings. We sold our positions in Petroleum Geo-Services ASA and Smedvig ASA. Oil service holdings were concentrated in companies that would benefit from the later stages of the capital spending cycle, which included a new position in Stolt Comex Seaway S.A. While earnings estimates for the Trust's oil service holdings held firm, the contraction in price/earnings multiples arising from declining oil and gas prices hurt performance of all oil service stocks.

Chemical investments were solid performers, as declining feedstock costs supported earnings forecasts despite rising capacity in many product areas. The Trust was severely underexposed to this sector, with only a 4% weighting in chemical stocks, compared to the 20% representation in the Morgan Stanley Capital International Natural Resources Index.

Merrill Lynch Global Resources Trust                            January 31, 1998

While the chemical sector did not appreciate significantly in absolute terms, Trust results suffered to the extent that it was invested in other sectors that experienced steep price declines.

We increased Trust holdings of paper and forest products shares during 1997 as signs were observed that the two-year slide in commodity prices had ended. The poor pricing environment had curtailed plans for new capacity in some grades, and a trend toward consolidation had emerged. The rally in forest products shares was aborted when Asian currency collapses led to fears of lower demand growth. Despite the declines in paper and timber prices, the outlook for some paper products still appears favorable and we will concentrate the Trust's investments in companies with exposures to these products.

Base metals stocks were also heavily weighted in the Trust, with a particular emphasis on copper stocks. Strong economic growth in North America and a budding recovery in Europe saw copper prices strengthen during the first half of 1997. Trust management had expected that rising demand for base metals would lead to declining inventories and improved metals prices and company earnings. However, copper inventories rose on the London Metals Exchange from distressed sales of producer stocks and as Asian consumers pared their inventories. Combined with the fears of an impending economic slowdown in Asia, the price of copper declined from its summer peak, exceeding $1.20 per pound, to levels as low as $0.76 per pound during December. Given that many mines produce gold, as well as other mineral by-products, in association with copper production, the share price declines were leveraged to the broad fall in metals prices. A significant number of portfolio holdings in base metals producers were in Australian- and Canadian-domiciled companies. To the extent that the currencies of these commodity-exposed nations declined, the Trust suffered further adverse returns in response to currency translation.

Investment Activities

There were no significant geographic or industry allocation changes in the Trust during the three-month period ended January 31, 1998. The Trust was fully invested during this period; however, cash levels had been raised slightly in order to limit exposure to continued broad-based selling of resource stocks as well as to take advantage of opportunities that might arise from share price declines. We established a new position in Stolt Comex Seaway S.A. in the oil sector and took some profits in the shares of Louisiana Land and Exploration Co. and Chauvco Resources Ltd. after their stock prices rose following acquisition bids. Modest reductions were made in the shares of gold mining companies as the price of gold continued to be pressured from central bank sales. We reduced our positions in Japanese industrial and mining shares, given the risk of reduced exports to their trading partners in the Pacific Rim. Several stocks were eliminated from the Trust, including positions in Greenstone Resources Ltd., Westmin Resources, Ltd., William Resources Inc., Cyprus Amax Minerals Co., Freeport-McMoRan Copper & Gold Inc., Petroleum Geo-Services ASA, Mitchell Energy & Development Corp. and Casmyn Corp.

The problems facing the economies of Asia have created uncertainty in the outlook for natural resource stocks. Commodity prices continue to decline, and resource-related companies are experiencing earnings estimate reductions and a contraction of price/ earnings and price/cash flow multiples. The Trust had been constructed with leverage to continued global expansion. Looking ahead, we plan to take a number of steps to position the Trust toward the value end of the spectrum. The Trust's investments will be reviewed to ascertain that all holdings are inexpensive in terms of absolute and relative valuations of price/earnings, price/book and price/cash flow multiples. The review also will include financial structures and cash operating costs of each enterprise to assure ongoing operations in worst-case economic conditions. Exposure to commodities with rising capacity utilization trends, a key driver of natural resource stocks, will be emphasized in portfolio construction. Commodities in supply/demand balance are likely to appreciate in economic expansions, while mitigating downside price risk in economic contractions.

We plan to create a more focused portfolio by reducing the number of stock positions from last year's peak of 113 holdings. We expect to increase concentration in the companies in which we have a high degree of confidence concerning company fundamentals and where valuations appear attractive given uncertain economic conditions. In addition, geographic representation of Trust positions will be examined to seek to enhance exposure to markets perceived to have sound economic growth outlooks, as well as to diversify currency risks to the Trust.

Merrill Lynch Global Resources Trust                            January 31, 1998

The collapse of currencies and stock markets in the Far East will dramatically reduce natural resource use in those countries. The duration of the downturn, as well as its potential spread to North American and European markets, could exacerbate declines in production and prices for a broad spectrum of commodities. However, the recent declines in natural resource equities have been indiscriminate. Opportunities exist in many of the commodity companies that are users of feedstocks with declining costs, as well as in energy commodities where positive trends have been masked by mild weather conditions. Investments in companies whose operations can exploit lower input costs, or whose share prices discount the economic turmoil, could provide satisfactory returns relative to the major stock market indexes in the coming year. We believe the portfolio changes outlined above are likely to position the Trust to provide more favorable returns.

In Conclusion

We appreciate your investment in Merrill Lynch Global Resources Trust, and we look forward to sharing our investment outlook and strategies with you in our upcoming quarterly report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Robert M. Shearer

Robert M. Shearer
Vice President and Portfolio Manager
March 10, 1998

--------------------------------------------------------------------------------
We are pleased to announce that effective December 10, 1997 Robert M. Shearer has been appointed Vice President and Portfolio Manager, and is responsible for the day-to-day management of Merrill Lynch Global Resources Trust. Mr. Shearer has been employed by Merrill Lynch Asset Management, L.P. since 1997 as Associate Portfolio Manager of the Trust. Prior thereto, he was vice president and assistant portfolio manager at David L. Babson and Company, Inc. from 1996 to 1997, and was vice president/sector manager at Concert Capital Management from 1993 to 1996.
--------------------------------------------------------------------------------

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Trust through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition,

      Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Merrill Lynch Global Resources Trust                            January 31, 1998

PERFORMANCE DATA (concluded)

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                         % Return Without      % Return With
                                           Sales Charge        Sales Charge**
================================================================================
   Class A Shares*
================================================================================

   Year Ended 12/31/97                       -11.90%              -16.52%
--------------------------------------------------------------------------------
   Five Years Ended 12/31/97                 + 6.05               + 4.91
--------------------------------------------------------------------------------
   Inception (10/24/88)
   through 12/31/97                          + 5.60               + 4.98
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                             % Return            % Return
                                           Without CDSC         With CDSC**
================================================================================
   Class B Shares*
================================================================================
   Year Ended 12/31/97                      +-12.82%              -15.87%
--------------------------------------------------------------------------------
   Five Years Ended 12/31/97                 + 4.95               + 4.95
--------------------------------------------------------------------------------
   Ten Years Ended 12/31/97                  + 3.57               + 3.57
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                             % Return            % Return
                                           Without CDSC         With CDSC**
================================================================================
   Class C Shares*
--------------------------------------------------------------------------------
   Year Ended 12/31/97                       -12.77%              -13.53%
--------------------------------------------------------------------------------
   Inception (10/21/94)
   through 12/31/97                          + 0.81               + 0.81
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                         % Return Without      % Return With
                                           Sales Charge        Sales Charge**
================================================================================
   Class D Shares*
================================================================================
   Year Ended 12/31/97                       -12.16%              -16.77%
--------------------------------------------------------------------------------
   Inception (10/21/94)
   through 12/31/97                          + 1.62               - 0.08
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

-----------------------------------------------------------------------------------------------------------------------
Recent Performance Results*
-----------------------------------------------------------------------------------------------------------------------
                                                                                                12 Month     3 Month
                                                               1/31/98   10/31/97     1/31/97   % Change    % Change
=======================================================================================================================
   ML Global Resources Trust Class A Shares                    $14.37     $16.70      $18.68    -13.99%(1)   -11.71%(2)
-----------------------------------------------------------------------------------------------------------------------
   ML Global Resources Trust Class B Shares                     14.30      16.65       18.68    -14.39(1)    -11.87(2)
-----------------------------------------------------------------------------------------------------------------------
   ML Global Resources Trust Class C Shares                     14.16      16.51       18.51    -14.36(1)    -11.97(2)
-----------------------------------------------------------------------------------------------------------------------
   ML Global Resources Trust Class D Shares                     14.35      16.68       18.64    -13.91(1)    -11.72(2)
-----------------------------------------------------------------------------------------------------------------------
   ML Global Resources Trust Class A Shares--Total Return                                       -13.57(3)    -11.71(2)
-----------------------------------------------------------------------------------------------------------------------
   ML Global Resources Trust Class B Shares--Total Return                                       -14.39(1)    -11.87(2)
-----------------------------------------------------------------------------------------------------------------------
   ML Global Resources Trust Class C Shares--Total Return                                       -14.36(1)    -11.97(2)
-----------------------------------------------------------------------------------------------------------------------
   ML Global Resources Trust Class D Shares--Total Return                                       -13.72(4)    -11.72(2)
=======================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $1.995 per share capital gains distributions.
(2) Percent change includes reinvestment of $0.372 per share capital gains distributions.
(3) Percent change includes reinvestment of $0.097 per share ordinary income dividends and $1.995 per share capital gains distributions.
(4) Percent change includes reinvestment of $0.045 per share ordinary income dividends and $1.995 per share capital gains distributions.

Merrill Lynch Global Resources Trust                            January 31, 1998

SCHEDULE OF INVESTMENTS

                                                                                                Value    Percent of
Industries              Shares Held           Common Stocks                         Cost      (Note 1a)  Net Assets
-------------------------------------------------------------------------------------------------------------------
Aluminum                   47,000   +Alumax, Inc.                               $ 1,623,963  $ 1,636,188     1.2%
                           15,000    Aluminum Company of America                    787,658    1,145,625     0.9
                           29,000    Pechiney, S.A. (A Shares)                    1,154,457    1,137,023     0.8
                                                                               ------------ ------------   -----
                                                                                  3,566,078    3,918,836     2.9
-------------------------------------------------------------------------------------------------------------------
Chemicals                  14,000    Air Products and Chemicals, Inc.               630,826    1,120,875     0.8
                           26,400    BASF AG                                        633,146      893,705     0.6
                            8,000    Dow Chemical Co.                               551,274      720,000     0.5
                           35,200    duPont (E.I.) de Nemours & Co.               1,209,065    1,993,200     1.5
                                                                               ------------ ------------   -----
                                                                                  3,024,311    4,727,780     3.4
-------------------------------------------------------------------------------------------------------------------
Diamonds                   80,000   +Aber Resources Ltd.                          1,310,472      848,618     0.6
                          120,000   +SouthernEra Resources Ltd.                     746,222    1,075,828     0.8
                                                                               ------------ ------------   -----
                                                                                  2,056,694    1,924,446     1.4
-------------------------------------------------------------------------------------------------------------------
Diversified Companies     102,000    Asahi Glass Co., Ltd.                        1,223,974      586,466     0.4
                           27,000    Ashland Inc.                                 1,144,672    1,424,250     1.0
                           26,500    Coastal Corp.                                  674,667    1,537,000     1.1
                           46,600    Norcen Energy Resources Ltd.                   300,148      623,481     0.5
                          378,000    North Ltd.                                   1,419,525    1,076,913     0.8
                          273,000    RGC Ltd.                                     1,101,113      464,788     0.4
                                                                               ------------ ------------   -----
                                                                                  5,864,099    5,712,898     4.2
-------------------------------------------------------------------------------------------------------------------
Gold                    1,004,000   +Acacia Resources Ltd.                        1,744,821    1,344,030     1.0
                          138,600   +Amax Gold, Inc.                                799,688      407,138     0.3
                           94,500    Ashanti Goldfields Co. Ltd. (GDR)**          2,346,106      878,850     0.6
                          122,500    Cambior Inc.                                 1,625,848      792,243     0.6
                        1,063,900    Delta Gold N.L.                              1,905,895    1,414,722     1.0
                          163,200    Driefontein Consolidated Ltd.                2,534,252    1,066,397     0.8
                           92,000   +Getchell Gold Corp.                          3,713,827    2,346,000     1.7
                          905,000    Great Central Mines N.L.                     2,600,570    1,248,157     0.9
                          373,800   +Miramar Mining Corp.                         1,900,432      603,728     0.4
                           74,222    Newmont Mining Corp.                         2,736,348    2,115,327     1.5
                          920,000    Normandy Mining Ltd.                         1,040,108    1,080,002     0.8
                          211,000    Placer Dome Inc.                             4,483,800    2,716,625     2.0
                          131,500    Prime Resources Group, Inc.                  1,286,428    1,016,938     0.7
                        1,097,000    Resolute Ltd.                                2,284,526    1,122,105     0.8
                          122,000   +Sutton Resources Ltd.                        1,097,904      910,074     0.7
                          158,000   +TVX Gold Inc.                                1,272,815      483,875     0.4
                                                                               ------------ ------------   -----
                                                                                 33,373,368   19,546,211    14.2
-------------------------------------------------------------------------------------------------------------------
Integrated Oil             39,000    Amerada Hess Corp.                           2,102,507    2,132,813     1.5
Companies--Domestic        20,000    Amoco Corp.                                  1,118,700    1,627,500     1.2
                                                                               ------------ ------------   -----
                                                                                  3,221,207    3,760,313     2.7
-------------------------------------------------------------------------------------------------------------------
Integrated Oil            384,000    British Petroleum Co., PLC                   1,554,500    5,189,696     3.8
Companies--International   61,300    Ente Nazionale Idrocarburi S.p.A (ENI) (ADR)*2,865,775    3,593,713     2.6
                            8,800    OMV AG                                         933,582    1,163,348     0.9
                          149,800    Petro-Canada                                 1,635,043    2,649,587     1.9
                           43,100    Societe Nationale Elf Aquitaine (ADR)*       1,586,637    2,437,844     1.8
                           37,000    Total, S.A. (Class B)                        2,275,324    3,848,386     2.8
                           47,000    Yacimientos Petroliferos Fiscales S.A.
                                     (YPF) (ADR)*                                 1,152,205    1,430,562     1.0
                                                                               ------------ ------------   -----
                                                                                 12,003,066   20,313,136    14.8
-------------------------------------------------------------------------------------------------------------------

Merrill Lynch Global Resources Trust                            January 31, 1998

                                                                                                Value    Percent of
Industries              Shares Held           Common Stocks                         Cost      (Note 1a)  Net Assets
-------------------------------------------------------------------------------------------------------------------
Metals & Mining            31,100    ASARCO Inc.                                 $  923,026   $  691,975     0.5%
                        1,558,000   +Centaur Mining & Exploration Ltd.            2,347,920      802,175     0.6
                           82,100    Falconbridge Ltd.                            1,822,697    1,123,734     0.8
                           23,800    Inco Ltd.                                      779,682      422,450     0.3
                          316,800    Industrias Penoles, S.A. de C.V.             1,391,890    1,191,513     0.9
                        1,235,000    M.I.M. Holdings Ltd.                         2,706,761      771,523     0.6
                          227,829    Minsur S.A.                                    597,621      354,492     0.3
                          196,000    Mitsubishi Materials Corp.                     973,251      401,924     0.3
                           73,400    Noranda Inc.                                 1,355,782    1,346,236     1.0
                           79,300    Outokumpu OYJ                                1,460,162      934,726     0.7
                           53,100    P.T. Tambag Timah (GDR)** (b)                  661,263      467,280     0.3
                           14,300    Phelps Dodge Corp.                             834,065      942,012     0.7
                          615,000    QNI Ltd.                                     1,099,212      405,310     0.3
                           32,000    Rio Algom Ltd.                                 619,108      585,820     0.4
                          186,100    Rio Tinto PLC (The)                          2,441,443    2,378,255     1.7
                        1,717,000    Savage Resources Ltd.                        1,306,929      884,040     0.6
                          222,000    Savage Resources Ltd. (Warrants) (a)            29,591        6,096     0.0
                          110,000    Sumitomo Metal Mining Co. Ltd.                 917,508      428,583     0.3
                           62,000    Trelleborg `B' Fria                            842,932      741,682     0.5
                          643,400    WMC Ltd.                                     3,807,237    2,275,608     1.7
                                                                               ------------ ------------   -----
                                                                                 26,918,080   17,155,434    12.5
-------------------------------------------------------------------------------------------------------------------
Oil & Gas Producers        41,000    Apache Corp.                                 1,085,270    1,358,125     1.0
                           63,600   +Baytex Energy Ltd. (Class A)                   896,611      659,417     0.5
                           71,000   +Benton Oil & Gas Co.                         1,082,750      878,625     0.6
                           21,197    Burlington Resources, Inc.                     526,291      906,172     0.7
                          105,000   +Chauvco Resources, Ltd.                         47,607       38,085     0.0
                           54,900   +Chieftain International Inc.                 1,232,560    1,101,431     0.8
                          183,200   +EEX Corporation                              1,779,675    1,545,750     1.1
                          180,400    Enterprise Oil PLC                           1,216,220    1,689,259     1.2
                          264,400   +Gulf Canada Resources Ltd.                   2,038,076    1,421,150     1.0
                           33,000   +Houston Exploration Co. (The)                  755,287      536,250     0.4
                          124,500   +Northrock Resources Ltd.                     1,001,587    1,780,762     1.3
                           78,500   +Oryx Energy Co.                              1,315,405    1,884,000     1.4
                           41,000    Pancanadian Petroleum Ltd.                     777,815      650,972     0.5
                           51,851    Pioneer Natural Resources Co.                1,393,496    1,124,519     0.8
                          226,000    Ranger Oil Ltd.                              1,519,137    1,341,875     1.0
                           39,300    Sonat, Inc.                                  1,656,830    1,716,919     1.3
                                                                               ------------ ------------   -----
                                                                                 18,324,617   18,633,311    13.6
-------------------------------------------------------------------------------------------------------------------
Oil Services               49,200    Coflexip Stena Offshore, Inc. (ADR)*         1,040,458    2,337,000     1.7
                           42,000    McDermott International, Inc.                1,586,597    1,338,750     1.0
                           19,000    Schlumberger Ltd.                              543,907    1,400,062     1.0
                           28,000   +Stolt Comex Seaway, S.A.                       847,000      602,000     0.4
                           70,300   +TransCoastal Marine Services, Inc.           1,289,935      799,662     0.6
                           46,800    Transocean Offshore Inc.                     1,458,113    1,860,300     1.4
                                                                               ------------ ------------   -----
                                                                                  6,766,010    8,337,774     6.1
-------------------------------------------------------------------------------------------------------------------
Paper & Pulp               45,666    Aracruz Celulose S.A. (ADR)*                   365,755      639,324     0.5
                          171,200    Avenor Inc.                                  3,259,604    2,741,637     2.0
                           23,000    Champion International Corp.                 1,196,585    1,177,312     0.9
                           15,900    Georgia-Pacific Corp.                          689,297      876,487     0.6
                           15,900   +Georgia-Pacific Corp. (Timber Group)           287,207      369,675     0.3
                           24,400    International Paper Co.                        929,082    1,114,775     0.8

Merrill Lynch Global Resources Trust                            January 31, 1998

SCHEDULE OF INVESTMENTS (concluded)

-------------------------------------------------------------------------------------------------------------------
                                                                                                Value    Percent of
Industries              Shares Held           Common Stocks                         Cost      (Note 1a)  Net Assets
-------------------------------------------------------------------------------------------------------------------
Paper & Pulp              126,300    Metsa Serla OY `B'                         $ 1,028,189   $  946,127     0.7%
(concluded)                37,500    Mo Och Domsjo AB Co.                           923,972      978,128     0.7
                          261,496    Slocan Forest Products Ltd.                  2,342,662    1,386,938     1.0
                           63,500   +Stone Container Corp.                          785,423      809,625     0.6
                           48,000    Weyerhaeuser Co.                             2,029,450    2,391,000     1.7
                           43,000    Willamette Industries, Inc.                    807,032    1,440,500     1.0
                                                                               ------------ ------------   -----
                                                                                 14,644,258   14,871,528    10.8
-------------------------------------------------------------------------------------------------------------------
Petroleum Refining         57,000    Sun Company, Inc.                            1,557,896    2,208,750     1.6
                           29,300    Ultramar Diamond Shamrock Corp.                698,163      976,056     0.7
                                                                               ------------ ------------   -----
                                                                                  2,256,059    3,184,806     2.3
-------------------------------------------------------------------------------------------------------------------
Plantations               717,000    Golden Hope Plantations BHD                  1,325,785      765,761     0.6
                          578,000    Kuala Lumpur Kepong BHD                        790,865    1,231,849     0.9
                                                                               ------------ ------------   -----
                                                                                  2,116,650    1,997,610     1.5
-------------------------------------------------------------------------------------------------------------------
Steel                     566,000    British Steel PLC                            1,492,794    1,220,943     0.9
                           20,200    Koninklijke Nederlandsche Hoogovens en
                                     Staalfabrienken N.V.                           888,472      869,144     0.6
                          671,000    Nippon Steel Corp.                           2,290,933    1,053,151     0.8
                          783,000    Sumitomo Metal Industries, Ltd.              2,439,292    1,247,464     0.9
                                                                               ------------ ------------   -----
                                                                                  7,111,491    4,390,702     3.2
-------------------------------------------------------------------------------------------------------------------
Wood Products              61,500    Louisiana-Pacific Corp.                      1,956,796    1,233,844     0.9
                          146,100    Riverside Forest Products Ltd.               2,401,223    1,099,849     0.8
                                                                               ------------ ------------   -----
                                                                                  4,358,019    2,333,693     1.7
-------------------------------------------------------------------------------------------------------------------
                                     Total Common Stocks                        145,604,007  130,808,478    95.3
-------------------------------------------------------------------------------------------------------------------
                           Face
                          Amount            Short-Term Securities
-------------------------------------------------------------------------------------------------------------------

Repurchase            $ 4,268,000    UBS Securities, purchased on 1/30/98 to
Agreements***                        yield 5.59% to 2/02/98                       4,268,000    4,268,000     3.1
-------------------------------------------------------------------------------------------------------------------

                                     Total Short-Term Securities                  4,268,000    4,268,000     3.1

Total Investments                                                              $149,872,007  135,076,478    98.4
                                                                               ============
Other Assets Less Liabilities                                                                  2,148,560     1.6
                                                                                            ------------   -----
Net Assets                                                                                  $137,225,038   100.0%
                                                                                            ============   =====
-------------------------------------------------------------------------------------------------------------------

*     American Depositary Receipts (ADR).
**    Global Depositary Receipts (GDR).
*** Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
+     Non-income producing security.

(a) Warrants entitle the Trust to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                            January 31, 1998

FINANCIAL INFORMATION

---------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 1998
---------------------------------------------------------------------------------------------------------------------------
Assets:            Investments, at value (identified cost--$149,872,007) (Note 1a)                             $135,076,478
                   Cash ...................................................................                         609,089
                   Receivables:
                      Securities sold ..................................................... $2,164,033
                      Dividends ...........................................................    157,146
                      Beneficial interest sold ............................................      8,037            2,329,216
                                                                                             ---------
                   Prepaid registration fees and other assets (Note lg) ...................                          32,836
                                                                                                               ------------
                   Total assets ...........................................................                     138,047,619
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                      Beneficial interest redeemed ........................................    436,374
                      Investment adviser (Note 2) .........................................     66,394
                      Distributor (Note 2) ................................................     54,727              557,495
                                                                                             ---------
                   Accrued expenses and other liabilities .................................                         265,086
                                                                                                               ------------
                   Total liabilities ......................................................                         822,581
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets:        Net assets .............................................................                    $137,225,038
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of beneficial interest, $0.10 par value, unlimited number
Consist of:        of shares authorized                                                                        $     82,522
                   Class B Shares of beneficial interest, $0.10 par value, unlimited number
                   of shares authorized ...................................................                         323,934
                   Class C Shares of beneficial interest, $0.10 par value, unlimited number
                   of shares authorized ...................................................                          13,010
                   Class D Shares of beneficial interest, $0.10 par value, unlimited number
                   of shares authorized ...................................................                         538,199
                   Paid-in capital in excess of par .......................................                     154,415,865
                   Accumulated investment loss--net .......................................                        (202,709)
                   Accumulated realized capital losses on investments and foreign
                   currency transactions--net .............................................                      (3,144,808)
                   Unrealized depreciation on investments and foreigncurrency
                   transactions--net ......................................................                     (14,800,975)
                                                                                                              -------------
                   Net assets .............................................................                    $137,225,038
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A--Based on net assets of $11,862,101 and 825,222 shares
                            of beneficial interest outstanding ............................                    $      14.37
                                                                                                               ============
                   Class B--Based on net assets of $46,309,068 and 3,239,339 shares
                            of beneficial interest outstanding ............................                    $      14.30
                                                                                                               ============
                   Class C--Based on net assets of $1,842,886 and 130,102 shares
                            of beneficial interest outstanding ............................                    $      14.16
                                                                                                               ============
                   Class D--Based on net assets of $77,210,983 and 5,381,985 shares
                            of beneficial interest outstanding ............................                    $      14.35
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------
                   See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                            January 31, 1998

-----------------------------------------------------------------------------------------------------------------
Statement of Operations for the Six Months Ended January 31, 1998
-----------------------------------------------------------------------------------------------------------------
Investment           Dividends (net of $49,713 foreign withholding tax) ......                       $  1,106,792
Income               Interest and discount earned ............................                            100,971
(Notes 1e & 1f):     Other income ............................................                              3,348
                                                                                                     ------------
                     Total income ............................................                          1,211,111
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) .......................   $    519,313
                     Account maintenance & distribution fees--Class B (Note 2)        313,246
                     Account maintenance fees--Class D (Note 2) ..............        116,029
                     Transfer agent fees--Class D (Note 2) ...................         94,348
                     Transfer agent fees--Class B (Note 2) ...................         75,085
                     Custodian fees ..........................................         58,852
                     Printing and shareholder reports ........................         58,757
                     Registration fees (Note 1g) .............................         39,058
                     Accounting services (Note 2) ............................         35,342
                     Professional fees .......................................         33,795
                     Trustees' fees and expenses .............................         21,333
                     Transfer agent fees--Class A (Note 2) ...................         15,504
                     Account maintenance & distribution fees--Class C (Note 2)         11,591
                     Pricing fees ............................................          3,680
                     Transfer agent fees--Class C (Note 2) ...................          2,937
                     Other ...................................................          5,612
                                                                                 ------------
                     Total expenses ..........................................                          1,404,482
                                                                                                     ------------
                     Investment loss--net ....................................                           (193,371)
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
Realized &           Realized gain (loss) from:
Unrealized Gain         Investments--net .....................................        603,203
(Loss) on               Foreign currency transactions--net ...................        (27,941)            575,262
Investments &                                                                    ------------
Foreign Currency     Change in unrealized appreciation/depreciation on:
Transactions--Net       Investments--net .....................................    (36,122,624)
(Notes 1c, 1d,          Foreign currency transactions--net ...................          2,070         (36,120,554)
1f & 3):                                                                         ------------         -----------
                     Net realized and unrealized loss on investments and
                     foreign currency transactions ...........................                        (35,545,292)
                                                                                                     ------------
                     Net Decrease in Net Assets Resulting from Operations ....                       $(35,738,663)
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------
                     See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                            January 31, 1998

-------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------
                                                                                            For the Six        For the
                                                                                            Months Ended      Year Ended
                                                                                            January 31,        July 31,
Increase (Decrease) in Net Assets:                                                              1998             1997
-------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income (loss) ..........................................   $    (193,371)   $     465,718
                     Realized gain on investments and foreign currency transactions--net         575,262       21,291,983
                     Change in unrealized appreciation/depreciation on investments
                     and foreign currency transactions--net ............................     (36,120,554)      13,758,830
                                                                                           -------------    -------------
                     Net increase (decrease) in net assets resulting from operations ...     (35,738,663)      35,516,531
                                                                                           -------------    -------------
-------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to        Class A ........................................................         (89,266)        (303,399)
Shareholders            Class B ........................................................              --          (98,601)
(Note 1h):              Class C ........................................................              --          (17,412)
                        Class D ........................................................        (239,469)      (1,171,993)
                     Realized gain on investments--net:
                        Class A ........................................................      (1,824,936)        (245,005)
                        Class B ........................................................      (7,476,479)        (956,214)
                        Class C ........................................................        (263,429)         (40,585)
                        Class D ........................................................     (10,705,150)      (1,157,650)
                                                                                           -------------    -------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders .....................................     (20,598,729)      (3,990,859)
                                                                                           -------------    -------------
-------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial
Transactions         interest transact .................................................     (12,410,296)     (54,789,794)
(Note 4):                                                                                  -------------    -------------
-------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets ......................................     (68,747,688)     (23,264,122)
                     Beginning of period ...............................................     205,972,726      229,236,848
                                                                                           -------------    -------------
                     End of period* ....................................................   $ 137,225,038    $ 205,972,726
                                                                                           -------------    -------------
-------------------------------------------------------------------------------------------------------------------------
                   * Undistributed (accumulated) investment income (loss)--net .........   $    (202,709)   $     319,397
                                                                                           -------------    -------------
-------------------------------------------------------------------------------------------------------------------------
                     See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                            January 31, 1998

---------------------------------------------------------------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                                             Class A
                                                               ------------------------------------------------------------
                                                                     For the
                                                                   Six Months
The following per share data and ratios have been derived             Ended             For the Year Ended July 31,
from information provided in the financial statements.             January 31,   ------------------------------------------
Increase (Decrease) in Net Asset Value:                               1998+        1997+      1996+      1995       1994
---------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .......   $  19.90      $  17.27   $  16.70   $  15.84   $  14.07
Operating                                                           --------      --------   --------   --------   --------
Performance:         Investment income--net .....................        .03           .14        .22        .22        .22
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ..........................      (3.46)         2.91        .50        .88       1.69
                                                                    --------      --------   --------   --------   --------
                     Total from investment operations ...........      (3.43)         3.05        .72       1.10       1.91
                                                                    --------      --------   --------   --------   --------
                     Less dividends and distributions:
                        Investment income--net ..................       (.10)         (.23)      (.15)      (.24)      (.14)
                        Realized gain on investments--net .......      (2.00)         (.19)        --         --         --
                                                                    --------      --------   --------   --------   --------
                     Total dividends and distributions ..........      (2.10)         (.42)      (.15)      (.24)      (.14)
                                                                    --------      --------   --------   --------   --------
                     Net asset value, end of period .............   $  14.37      $  19.90   $  17.27   $  16.70   $  15.84
                                                                    ========      ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .........     (18.87%)+++    17.95%      4.34%      7.05%     13.69%
Return:**                                                           ========      ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...................................       1.10%*        1.01%      1.03%      1.06%       .92%
Net Assets:                                                         ========      ========   ========   ========   ========
                     Investment income--net .....................        .31%*         .76%      1.26%      1.34%      1.39%
                                                                    ========      ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ...   $ 11,862      $ 18,504   $ 22,726   $ 28,729   $ 20,054
Data:                                                               ========      ========   ========   ========   ========
                     Portfolio turnover .........................       6.11%        24.23%     26.48%     31.64%     54.87%
                                                                    ========      ========   ========   ========   ========
                     Average commission rate paid++ .............   $  .0243      $  .0217   $  .0223         --         --
                                                                    ========      ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------------------------
                   * Annualized.
                  ** Total investment returns exclude the effects of sales
                     loads.
                   + Based on average shares outstanding.
                  ++ For fiscal years beginning on or after September 1,
                     1995, the Trust is required to disclose its average
                     commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes
                     commissions paid in foreign currencies, which have been
                     converted into US dollars using the prevailing exchange
                     rate on the date of the transaction. Such conversions may
                     significantly affect the rate shown.
                 +++ Aggregate total investment return.
                     See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                            January 31, 1998

-----------------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
-----------------------------------------------------------------------------------------------------------------------------
                                                                      For the                         Class B
                                                                     Six Months    ------------------------------------------
The following per share data and ratios have been derived              Ended
from information provided in the financial statements.               January 31,          For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                            ------------------------------------------
                                                                      1998++         1997++      1996++     1995      1994
-----------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .....     $  19.80       $  17.16    $  16.62   $  15.72   $  14.02
Operating                                                           --------       --------    --------   --------   --------
Performance:         Investment income (loss)--net ............         (.06)          (.05)        .03        .10        .05
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ........................        (3.44)          2.90         .51        .84       1.70
                                                                    --------       --------    --------   --------   --------
                     Total from investment operations .........        (3.50)          2.85         .54        .94       1.75
                                                                    --------       --------    --------   --------   --------
                     Less dividends and distributions:
                        Investment income--net ...............            --           (.02)         --+      (.04)      (.05)
                        Realized gain on investments--net ....         (2.00)          (.19)         --         --         --
                                                                    --------       --------    --------   --------   --------
                     Total dividends and distributions .......         (2.00)          (.21)         --       (.04)      (.05)
                                                                    --------       --------    --------   --------   --------
                     Net asset value, end of period ..........      $  14.30       $  19.80    $  17.16   $  16.62   $  15.72
                                                                    ========       ========    ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ......        (19.23%)++++    16.72%       3.26%      5.95%     12.52%
Return:**                                                           ========       ========    ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ................................          2.13%*         2.04%       2.07%      2.08%      1.95%
Net Assets:                                                         ========       ========    ========   ========   ========
                     Investment income (loss)--net ...........          (.73%)*        (.29%)       .20%       .31%       .35%
                                                                    ========       ========    ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)       $ 46,309       $ 77,386    $ 94,199   $141,800   $236,581
Data:                                                               ========       ========    ========   ========   ========
                     Portfolio turnover ......................          6.11%         24.23%      26.48%     31.64%     54.87%
                                                                    ========       ========    ========   ========   ========
                     Average commission rate paid+++ .........      $  .0243       $  .0217     $ .0223         --         --
                                                                    ========       ========    ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------
                   * Annualized.
                  ** Total investment returns exclude the effects of sales
                     loads.
                   + Amount is less than $.01 per share.
                  ++ Based on average shares outstanding.
                 +++ For fiscal years beginning on or after September 1,
                     1995, the Trust is required to disclose its average
                     commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes
                     commissions paid in foreign currencies, which have been
                     converted into US dollars using the prevailing exchange
                     rate on the date of the transaction. Such conversions may
                     significantly affect the rate shown.
                ++++ Aggregate total investment return.
                     See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                            January 31, 1998

-------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
-------------------------------------------------------------------------------------------------------------------
                                                                                        Class C
                                                                     ----------------------------------------------
                                                                                                            For the
The following per share data and ratios have been derived               For the                             Period
from information provided in the financial statements.                Six Months       For the Year        Oct. 21,
                                                                         Ended         Ended July 31,      1994+ to
Increase (Decrease) in Net Asset Value:                               January 31,    --------------------  July 31,
                                                                        1998++        1997++    1996++       1995
-------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period            $   19.64       $   17.08   $  16.55  $ 15.93
Operating                                                            ---------       ---------   --------  -------
Performance:         Investment income(loss)--net                         (.06)           (.06)       .04      .05
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net                                   (3.42)           2.90        .49      .62
                                                                     ---------       ---------   --------  -------
                     Total from investment operations                    (3.48)           2.84        .53      .67
                                                                     ---------       ---------   --------  -------
                     Less dividends and distributions:
                        Investment income--net                              --            (.09)        --     (.05)
                        Realized gain on investments--net                (2.00)           (.19)        --       --
                                                                     ---------       ---------   --------  -------
                     Total dividends and distributions                   (2.00)           (.28)        --     (.05)
                                                                     ---------       ---------   --------  -------
                     Net asset value, end of period                  $   14.16       $   19.64   $  17.08  $ 16.55
                                                                     =========       =========   ========  =======
-------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share                 (19.29%)++++     16.77%      3.20%    4.26%++++
Return:**                                                            =========       =========   ========  =======
-------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses                                             2.15%*          2.06%      2.07%    2.20%*
Net Assets:                                                          =========       =========   ========  =======
                     Investment income (loss)--net                        (.76%)*         (.33%)      .27%     .28%*
                                                                     =========       =========   ========  =======
-------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)        $   1,843       $   2,680   $  3,388  $ 2,800
Data:                                                                =========       =========   ========  =======
                     Portfolio turnover                                   6.11%          24.23%     26.48%   31.64%
                                                                     =========       =========   ========  =======
                     Average commission rate paid+++                 $   .0243       $   .0217   $  .0223       --
                                                                     =========       =========   ========  =======
-------------------------------------------------------------------------------------------------------------------
                   * Annualized.
                  ** Total investment returns exclude the effects of sales
                     loads.
                   + Commencement of operations.
                  ++ Based on average shares outstanding.
                 +++ For fiscal years beginning on or after September 1,
                     1995, the Trust is required to disclose its average
                     commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes
                     commissions paid in foreign currencies, which have been
                     converted into US dollars using the prevailing exchange
                     rate on the date of the transaction. Such conversions may
                     significantly affect the rate shown.
                ++++ Aggregate total investment return.
                     See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                            January 31, 1998

FINANCIAL INFORMATION (concluded)

------------------------------------------------------------------------------------------------------------------------
Financial Highlights (concluded)
------------------------------------------------------------------------------------------------------------------------
                                                                                           Class D
                                                                     ---------------------------------------------------
                                                                                                               For the
The following per share data and ratios have been derived              For the                                 Period
from information provided in the financial statements.               Six Months          For the Year          Oct. 21,
                                                                        Ended            Ended July 31,        1994+ to
                                                                     January 31,      ------------------       July 31,
Increase (Decrease) in Net Asset Value:                                1998++          1997++     1996++         1995
------------------------------------------------------------------------------------  ----------------------------------
Per Share            Net asset value, beginning of period ...        $  19.83       $   17.21     $   16.67    $   15.96
Operating                                                            --------       ---------     ---------    ---------
Performance:         Investment income--net .................              --#            .09           .17          .12
                     Realized and unrealized gain (loss) on
                     investments and foreign
                     currency transactions--net ................        (3.44)           2.91           .50          .66
                                                                     --------       ---------     ---------    ---------
                     Total from investment operations ..........        (3.44)           3.00           .67          .78
                     Less dividends and distributions:               --------       ---------     ---------    ---------
                        Investment income--net .................         (.04)           (.19)         (.13)        (.07)
                        Realized gain on investments--net ......        (2.00)           (.19)           --           --
                     Total dividends and distributions .........        (2.04)           (.38)         (.13)        (.07)
                                                                     --------       ---------     ---------    ---------
                     Net asset value, end of period ............     $  14.35       $   19.83     $   17.21    $   16.67
                                                                     --------       ---------     ---------    ---------
------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ........       (18.89%)++++     17.66%         4.06%        4.93%++++
Return:**                                                            --------       ---------     ---------    ---------
------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ..................................         1.35%*          1.26%         1.27%        1.39%*
Net Assets:                                                          --------       ---------     ---------    ---------
                     Investment income--net ....................          .04%*           .51%         1.00%        1.02%*
                                                                     --------       ---------     ---------    ---------
------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ..     $ 77,211       $ 107,403     $ 108,924    $ 107,467
Data:                                                                --------       ---------     ---------    ---------
                     Portfolio turnover ........................         6.11%          24.23%        26.48%       31.64%
                                                                     --------       ---------     ---------    ---------
                     Average commission rate paid+++ ...........     $  .0243       $   .0217     $   .0223           --
                                                                     --------       ---------     ---------    ---------
------------------------------------------------------------------------------------------------------------------------
                   * Annualized.
                  ** Total investment returns exclude the effects of sales
                     loads.
                   + Commencement of operations.
                  ++ Based on average shares outstanding.
                 +++ For fiscal years beginning on or after September 1,
                     1995, the Trust is required to disclose its average
                     commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes
                     commissions paid in foreign currencies, which have been
                     converted into US dollars using the prevailing exchange
                     rate on the date of the transaction. Such conversions may
                     significantly affect the rate shown.
                  ++ Aggregate total investment return.
                ++++ Amount is less than $.01 per share.
                     See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                            Janaury 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Global Resources Trust (the "Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Trust offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees of the Trust as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements--The Trust invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on net investment income is recorded from the date the Trust enters into such contracts. Premium or discount is amortized over the life of the contracts.

o Options--The Trust can write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

Merrill Lynch Global Resources Trust                            January 31, 1998

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend dates. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Trust are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Trust's net assets.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B .....................................        0.25%            0.75%
Class C .....................................        0.25%            0.75%
Class D .....................................        0.25%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                     MLFD                MLPF&S
--------------------------------------------------------------------------------
Class A ........................................     $   21              $   230
Class D ........................................     $  585              $ 7,321
--------------------------------------------------------------------------------

Merrill Lynch Global Resources Trust                            January 31, 1998

For the six months ended January 31, 1998, MLPF&S received contingent deferred sales charges of $79,695 and $207 relating to transactions in Class B and C Shares, respectively.

In addition, MLPF&S received $11,229 in commissions on the execution of portfolio security transactions for the Trust for the six months ended January 31, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by MLAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1998 were $10,310,783 and $45,719,260, respectively.

Net realized and unrealized gains (losses) as of January 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                           Realized           Unrealized
                                         Gains (Losses)         Losses
--------------------------------------------------------------------------------

Long-term investments ..................   $  603,203        $(14,795,529)
Foreign currency transactions ..........      (27,941)             (5,446)
                                           ----------        ------------
Total ..................................   $  575,262        $(14,800,975)
                                           ==========        ============
--------------------------------------------------------------------------------

As of January 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $14,795,529, of which $21,126,073 related to appreciated securities and $35,921,602 related to depreciated securities. At January 31, 1998, the aggregate cost of investments for Federal income tax purposes was $149,872,007.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $12,410,296 and $54,789,794, for the six months ended January 31, 1998 and for the year ended July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                    Dollar
Ended January 31, 1998                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................       55,856       $   906,958
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................       98,253         1,700,980
                                                 --------       -----------
Total issued ...............................      154,109         2,607,938
Shares redeemed ............................     (258,912)       (4,270,836)
                                                 --------       -----------
Net decrease ...............................     (104,803)      $(1,662,898)
                                                 ========       ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                         Dollar
Ended July 31, 1997                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................       448,154        $  8,330,555
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................        27,690             494,192
                                              --------        ------------
Total issued ...........................       475,844           8,824,747
Shares redeemed ........................      (862,003)        (15,971,403)
                                              --------        ------------
Net decrease ...........................      (386,159)       $ (7,146,656)
                                              ========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                    Dollar
Ended January 31, 1998                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................       224,327       $  3,932,245
Shares issued to shareholders
in reinvestment of distributions .........       352,334          6,075,936
                                              ----------       ------------
Total issued .............................       576,661         10,008,181
Automatic conversion
of shares ................................       (98,358)        (1,557,231)
Shares redeemed ..........................    (1,147,637)       (18,919,975)
                                              ----------       ------------
Net decrease .............................      (669,334)      $(10,469,025)
                                              ==========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                         Dollar
Ended July 31, 1997                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................       950,849        $ 17,425,847
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................        48,665             875,929
                                            ----------        ------------
Total issued ...........................       999,514          18,301,776
Automatic conversion
of shares ..............................      (207,430)         (3,820,920)
Shares redeemed ........................    (2,374,035)        (43,883,586)
                                            ----------        ------------
Net decrease ...........................    (1,581,951)       $(29,402,730)
                                            ==========        ============
--------------------------------------------------------------------------------

Merrill Lynch Global Resources Trust                            January 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended January 31, 1998                              Shares            Amount
-----------------------------------------------------------------------------
Shares sold ................................       218,037       $ 3,404,258
Shares issued to shareholders
in reinvestment of distributions ...........        13,740           233,761
                                                  --------       -----------
Total issued ...............................       231,777         3,638,019
Shares redeemed ............................      (238,182)       (3,727,730)
                                                  --------       -----------
Net decrease ...............................        (6,405)      $   (89,711)
                                                  ========       ===========
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 1997                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         278,052       $ 5,116,267
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................           2,963            52,754
                                                  --------       -----------
Total issued .............................         281,015         5,169,021
Shares redeemed ..........................        (342,861)       (6,275,052)
                                                  --------       -----------
Net decrease .............................         (61,846)      $(1,106,031)
                                                  ========       ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                     Dollar
Ended January 31, 1998                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         656,578       $11,828,665
Automatic conversion
of shares ................................          98,156         1,557,231
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................         465,362         8,004,915
                                                ----------       -----------
Total issued .............................       1,220,096        21,390,811
Shares redeemed ..........................      (1,253,458)      (21,579,473)
                                                ----------       -----------
Net decrease .............................         (33,362)      $  (188,662)
                                                ----------       -----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 1997                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................        515,787       $  9,511,946
Automatic conversion
of shares ................................        207,740          3,820,920
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................         95,865          1,709,679
                                               ----------       ------------
Total issued .............................        819,392         15,042,545
Shares redeemed ..........................     (1,731,884)       (32,176,922)
                                               ----------       ------------
Net decrease .............................       (912,492)      $(17,134,377)
                                               ==========       ============
--------------------------------------------------------------------------------

PORTFOLIO INFORMATION

For the Quarter Ended January 31, 1998

                                                              Percent of
Ten Largest Equity Holdings                                   Net Assets

British Petroleum Co., PLC ...................................   3.8%
Total, S.A. (Class B) ........................................   2.8
Ente Nazionale Idrocarburi S.p.A
  (ENI) (ADR) ..................................................   2.6
Avenor Inc. ..................................................   2.0
Placer Dome Inc. .............................................   2.0
Petro-Canada .................................................   1.9
Societe Nationale Elf Aquitaine (ADR) ........................   1.8
Weyerhaeuser Co. .............................................   1.7
Rio Tinto PLC (The) ..........................................   1.7
Getchell Gold Corp. ..........................................   1.7

Additions

Georgia-Pacific Corp. (Timber Group)
Pioneer Natural Resources Co.
Stolt Comex Seaway S.A.

Deletions

Casmyn Corp.
Cyprus Amax Minerals Co.
Empresa Nacional de Celulosas S.A. (ENCE)
Fort James Corp.
Freeport-McMoRan Copper & Gold Inc. (Class B)
Greenstone Resources Ltd.
Mitchell Energy & Development Corp. (Class B)
Pasminco Ltd.
Petroleum Geo-Services ASA (ADR)
Smedvig ASA (ADR)
Westmin Resources, Ltd.
William Resources Inc.

Merrill Lynch Global Resources Trust                            January 31, 1998

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Robert M. Shearer, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Resources Trust
Box 9011
Princeton, NJ
08543-9011                                                          #10303--1/98

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